UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 9, 2024

Sprout Social, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39156	27-2404165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 South Dearborn St., Suite 700			60603
Chicago	,	Illinois
(Address of Principal Executive Offices)			(Zip Code)

(866) 878-3231
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	SPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 (the “Amendment”) amends the Current Report on Form 8-K filed by Sprout Social, Inc. (the “Company”) on April 15, 2024 (the “Original Form 8-K”). The Original Form 8-K disclosed, in relevant part, the transition (the “Transition”), effective October 1, 2024 (the “Effective Date”), of: (i) Ryan Barretto into the position of Chief Executive Officer of the Company and (ii) Justyn Howard into the position of Executive Chair of the Company. At the time of the filing of the Original Form 8-K, the terms of Mr. Barretto’s and Mr. Howard’s compensation following the Transition had not yet been determined. This Amendment is being filed solely to describe such compensatory arrangements.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ryan Barretto

In connection with Mr. Barretto’s appointment as Chief Executive Officer, on September 30, 2024, the Company entered into an offer letter with Mr. Barretto (the “Barretto Offer Letter”), which supersedes the Amended and Restated Executive Employment Agreement, dated November 29, 2019, between the Company and Mr. Barretto. The Barretto Offer Letter provides for, among other things: (i) an annual base salary of $480,000; (ii) an annual cash incentive bonus with a target bonus opportunity of 100% of annual base salary with the actual amount to be based on the achievement of Company and/or individual performance objectives, in each case, that are established by the Board of Directors (the “Board”) of the Company or the Compensation Committee of the Board (the Compensation Committee”) in its sole discretion for the applicable performance period, which may be below (including zero), at, or above, the target amount, as determined by the Board or Compensation Committee in its sole discretion; (iii) an initial grant of restricted stock units with an aggregate grant date fair value of $2,500,000, which will vest 25% on the first anniversary of the Effective Date, with an additional 1/16 vesting each quarter thereafter, subject to Mr. Barretto’s continued service to the Company through each vesting date; (iv) participation in the Sprout Social, Inc. Severance Plan (the “Severance Plan”) as a “Tier 1 Covered Executive”; and (v) participation in the Company’s employee benefit and welfare plans. A description of the Severance Plan is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2024 and is incorporated herein by reference.

The foregoing description of the Barretto Offer Letter is a summary only and is qualified in its entirety by reference to the full text of the Barretto Offer Letter, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Justyn Howard

In connection with Mr. Howard’s appointment as Executive Chair, on September 30, 2024, the Company amended and restated his Amended and Restated Executive Employment Agreement, dated November 29, 2019 (as so amended, the “Howard Employment Agreement”). The Howard Employment Agreement provides for, among other things: (i) an annual base salary of $350,000; (ii) an annual cash incentive bonus with a target bonus opportunity of 50% of annual base salary with the actual amount to be based on the achievement of Company and/or individual performance objectives, in each case, that are established by the Board or the Compensation Committee in its sole discretion for the applicable performance period, which may be below (including zero), at, or above, the target amount, as determined by the Board or Compensation Committee in its sole discretion; and (iii) eligibility to receive annual long-term incentive compensation awards in form, including vesting restrictions, in an amount determined in the sole discretion of the Compensation Committee.

Pursuant to the Howard Employment Agreement, Mr. Howard is eligible to receive the following severance payments and benefits upon an involuntary termination without “Cause” or a resignation for “Good Reason” (each term as defined in the Employment Agreement), contingent upon Mr. Howard’s delivery to the Company of a satisfactory release of claims: (i) cash severance equal to 12 months of base salary and (ii) continued health benefits at the Company’s expense for up to 12 months. If such termination is within the three months prior to, upon or within 12 months following the effective date of a “Change in Control” (as defined in the Company’s 2019 Incentive Award Plan, as such plan may be amended from time to time), Mr. Howard is eligible to receive the following severance payments and benefits, contingent upon Mr. Howard’s delivery to the Company of a satisfactory release of claims: (i) cash severance equal to 18 months of base salary; (ii) continued health benefits at the Company’s expense for up to 18 months; (iii) Mr. Howard’s target annual performance bonus for the year in which the termination occurs; and (iv) full accelerated vesting of all outstanding equity awards held by the Mr. Howard as of immediately prior to the termination, provided that any such equity awards subject to performance-based vesting will vest assuming a target level of achievement for each applicable performance objective.

The foregoing description of the Howard Employment Agreement is a summary only and is qualified in its entirety by reference to the full text of the Howard Employment Agreement, which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
10.1	Offer Letter, dated September 30, 2024, between the Company and Ryan Barretto.
10.2	Amended and Restated Executive Employment Agreement, dated September 30, 2024, between the Company and Justyn Howard.
104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPROUT SOCIAL, INC.

By:	/s/ Heidi Jonas
Name:	Heidi Jonas
Title:	General Counsel and Secretary
Date: October 1, 2024